Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Brand Value ETF (BVAL)
May 18, 2018
Supplement to the
Summary Prospectus
dated January 31, 2018

Effective on or about June 1, 2018 (the “Index Change Date”), the Brand Value ETF (the “Fund”) will track a new underlying index, the EQM Brand Value Index (the “Index”), and consequently, the Fund’s investment objective and related investment strategies will change to reflect the Fund’s new underlying index, as described in greater detail below.

Effective on the Index Change Date, the Fund’s investment objective will be to seek to track the performance, before fees and expenses, of the EQM Brand Value Index. Also effective on the Index Change Date, the section entitled “Principal Investment Strategy—BrandTransact 50 Index” on pages 1–2 of the Summary Prospectus will be replaced with the following:

EQM Brand Value Index
The Index measures the performance of up to 50 publicly-traded U.S. companies based on a proprietary analysis of the value of their brand relative to their market capitalization. Companies included in the Index are equally weighted at the time of each annual reconstitution of the Index on the second Wednesday of each September.
Companies eligible for inclusion in the Index are those that (i) have their stock listed on a U.S. exchange, (ii) have a market capitalization of at least $1 billion, (iii) have had their brand scored by CoreBrand, a division of Tenet Partners, a leading brand innovation and marketing consulting firm, as of the preceding June 30, and (iv) have a positive return on invested capital (“ROIC”). ROIC is a company’s net operating profit after tax divided by its average invested capital.
CoreBrand annually surveys approximately 10,000 individuals across the United States representing the investment community, potential business partners, business customers, everyday consumers, and potential consumers regarding company brands. The survey questions are designed to solicit quantitative information regarding each eligible company’s brand based on its familiarity (i.e., how aware consumers are of the brand) and favorability (i.e., perceptions of the brand’s overall reputation, the company’s management, and the company’s investment potential). The results of the surveys are objectively tabulated, resulting in a “BrandPower” score for each company.
Companies with a BrandPower score of less than 60 (out of a potential score of 100) are removed from the Index universe, and the remaining eligible companies with the largest BrandPower-to-market capitalization ratio, based on their BrandPower score and market capitalization as of the preceding June 30, are included in the Index up to a maximum of 50 companies. The Index is expected to be primarily composed of large capitalization companies and to generally include significant exposure to companies in the consumer discretionary sector of the market.

Please retain this Supplement with your Summary Prospectus for future reference.

Brand Value ETF (BVAL)
May 18, 2018
Supplement to the
Prospectus dated January 31, 2018

Effective on or about June 1, 2018 (the “Index Change Date”), the Brand Value ETF (the “Fund”) will track a new underlying index, the EQM Brand Value Index (the “Index”), and consequently, the Fund’s investment objective and related investment strategies will change to reflect the Fund’s new underlying index, as described in greater detail below.

Effective on the Index Change Date, the Fund’s investment objective will be to seek to track the performance, before fees and expenses, of the EQM Brand Value Index. Also effective on the Index Change Date, the section entitled “Principal Investment Strategy—BrandTransact 50 Index” on page 7 of the Prospectus will be replaced with the following:
EQM Brand Value Index
The Index measures the performance of up to 50 publicly-traded U.S. companies based on a proprietary analysis of the value of their brand relative to their market capitalization. Companies included in the Index are equally weighted at the time of each annual reconstitution of the Index on the second Wednesday of each September.
Companies eligible for inclusion in the Index are those that (i) have their stock listed on a U.S. exchange, (ii) have a market capitalization of at least $1 billion, (iii) have had their brand scored by CoreBrand, a division of Tenet Partners, a leading brand innovation and marketing consulting firm, as of June 30 for each of the two years prior to the reconstitution of the Index, and (iv) have a positive return on invested capital (“ROIC”). ROIC is a company’s net operating profit after tax divided by its average invested capital.
CoreBrand annually surveys approximately 10,000 individuals across the United States representing the investment community, potential business partners, business customers, everyday consumers, and potential consumers regarding company brands. The survey questions are designed to solicit quantitative information regarding each eligible company’s brand based on its familiarity (i.e., how aware consumers are of the brand) and favorability (i.e., perceptions of the brand’s overall reputation, the company’s management, and the company’s investment potential). The results of the surveys are objectively tabulated, resulting in a “BrandPower” score for each company.
Companies with a BrandPower score of less than 60 (out of a potential score of 100) are removed from the Index universe, and the remaining eligible companies with the largest BrandPower-to-market capitalization ratio, based on their BrandPower score and market capitalization as of June 30 for each of the two prior years, are included in the Index up to a maximum of 50 companies. The Index is expected to be primarily composed of large capitalization companies and to generally include significant exposure to companies in the consumer discretionary sector of the market.

Additionally, the first paragraph of the section entitled “Additional Information about the Funds—BrandTransact 50 Index” on page 10 of the Prospectus will be replaced with the following:
Additional Information About the Index. The EQM Brand Value Index is administered by EQM Indexes LLC and calculated by Thomson Reuters, which is not affiliated with the Fund, the Adviser, the Fund’s distributor, or any of their respective affiliates. The index calculation agent provides information to the Fund about the constituents of the EQM Brand Value Index and does not provide investment advice with respect to the desirability of investing in, purchasing, or selling securities.

Additionally, the last two paragraphs of the section entitled “Additional Information about the Funds—BrandTransact 50 Index” on page 11 of the Prospectus will be replaced with the following:
Companies with a BrandPower score of less than 60 (out of a potential score of 100) are removed from the EQM Brand Value Index universe. Although the exact number and proportion of companies eliminated by this requirement may vary from year to year, historically less than half of the companies with a BrandPower score meet this threshold.
CoreBrand and Tenet Partners are not affiliated with the Fund’s Adviser or distributor or with Brandometry, LLC, the Fund’s Index Provider (defined below), EQM Indexes LLC, or Thomson Reuters.
Please retain this Supplement with your Prospectus for future reference.